                                                                    EXHIBIT 10.3
                                                                  EXECUTION COPY

                                        AMENDMENT NO. 1, dated as of May 14,
                                2003 (this "Amendment No. 1"), to the Securities Purchase Agreement, dated as of May 12, 2003, (the "Purchase Agreement"), among SEATTLE GENETICS, INC., a Delaware corporation (the "Company") and the purchasers identified on
                                Schedule I to such Purchase Agreement (the
                                "Purchasers").

                                    RECITALS

                The Company and the Requisite Purchasers hereby agree to certain amendments to the Purchase Agreement, on the terms and subject to the conditions set forth herein.

                NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in this Amendment No. 1, the sufficiency of which is hereby acknowledged, the parties agree as follows:

        Section 1. Defined Terms. Capitalized terms used but not defined in this Amendment No. 1 have the meanings ascribed to them in the Purchase Agreement.

        Section 2.    Amendments to the Purchase Agreement.

                2.1 Section 2.1 of the Purchase Agreement is hereby amended by deleting the number "1,600,000" appearing in said Section and inserting in lieu thereof the number "1,640,000."

                2.2 Section 2.2 of the Purchase Agreement is hereby amended by deleting said Section in its entirety and inserting in lieu thereof new Section 2.2:

                "Section 2.2 Authorization of Issuance of Preferred Shares and Warrants.

                        Subject to the Stockholder Approval, the Company has
                authorized (a) the issuance to the Purchasers at the Closing of an aggregate of (i) 1,640,000 shares of Series A Preferred Stock at a per share price of $25.00 and (ii) Warrants to purchase an aggregate of 2,050,000 shares of Common Stock and (b) the reservation of 18,450,000 Reserved Common Shares for issuance upon conversion of the Series A Preferred Stock and upon exercise of the Warrants."

                2.3 Section 2.3 of the Purchase Agreement is hereby amended by deleting the reference to "$3,650,000" appearing in said Section and inserting in lieu thereof the text "$3,750,000."

                2.4 Section 3.3(a) of the Purchase Agreement is hereby amended by deleting clauses (v) and (vi) of said Section in their entirety and inserting in lieu thereof new clauses (iv) and (v):

                "(iv) 16,400,000 shares shall be duly and validly reserved for issuance upon conversion of the Series A Preferred Stock, and
                (v) 2,050,000 shares shall be duly and validly reserved for issuance upon conversion of the Warrants."

                2.5 Section 3.3(b) of the Purchase Agreement is hereby amended by deleting the number "1,600,000" appearing in said Section and inserting in lieu thereof the number "1,640,000."

                2.6 Schedule I to the Purchase Agreement is hereby amended by deleting said Schedule in its entirety and inserting in lieu thereof the new
Schedule I attached hereto.

                2.7 Exhibit A to the Purchase Agreement is hereby amended by deleting said Exhibit in its entirety and inserting in lieu thereof the new Exhibit A, in substantially the form attached hereto.

                2.8 Exhibit C to the Purchase Agreement is hereby amended by deleting said Exhibit in its entirety and inserting in lieu thereof the new Exhibit C, in substantially the form attached hereto.

        Section 3. References to the Purchase Agreement. From and after the date hereof, all references in the Purchase Agreement and each other agreement entered into pursuant thereto shall be deemed to be references to the Purchase Agreement after giving effect to this Amendment No. 1.

        Section 4. No Other Amendments. Except as expressly set forth herein, the Purchase Agreement remains in full force and effect in accordance with its terms and nothing contained herein shall be deemed (i) a waiver, amendment, modification or other change of any term, condition or provision of the Purchase Agreement or any agreement entered into pursuant to the Purchase Agreement (or a consent to any such waiver, amendment, modification or other change), (ii) a consent to any transaction or (iii) to prejudice any right or rights which the Company and each of the Purchasers may have under the Purchase Agreement and/or any agreement entered into in connection therewith.

        Section 5. Further Assurances. The parties hereto agree to take such further acts, to do such things, and to execute and deliver such additional conveyances, assignments, agreements and instruments, as may be reasonably requested in connection with the administration and enforcement of this Amendment No. 1 and to permit the exercise thereof in compliance with any Applicable Laws.

        Section 6. Headings. The headings used herein are for convenience of reference only and shall not affect the construction of, nor shall they be taken into consideration in interpreting, this Amendment No. 1.

        Section 7. Counterparts. This Amendment No. 1 may be executed in any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

        Section 8. Applicable Law. This Amendment No. 1 shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

                                    * * * * *

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed and delivered as of the day and year first above written.

                                      COMPANY:

                                      SEATTLE GENETICS, INC.

                                      By:   /s/ Clay B. Siegall
                                            Name:  Clay B. Siegall
                                            Title:  President and CEO


                                      REQUISITE PURCHASERS:

                                      J.P. MORGAN PARTNERS (BHCA), L.P.

                                      By:   JPMP Master Fund Manager, L.P.,
                                            its general partner

                                      By:   JPMP Capital Corp.,
                                            Its general partner

                                      By:   /s/ Rodney A. Ferguson
                                            Name:  Rodney A. Ferguson
                                            Title:  Managing Director


                                      J.P. MORGAN PARTNERS GLOBAL INVESTORS,
                                      L.P.

                                      By:   JPMP Global Investors, L.P.,
                                            its general partner

                                      By:   JPMP Capital Corp.,
                                            Its general partner

                                      By: /s/ Rodney A. Ferguson
                                            Name:  Rodney A. Ferguson
                                            Title: Managing Director

                                      J.P. MORGAN PARTNERS GLOBAL INVESTORS
                                      (CAYMAN), L.P.

                                      By:   JPMP Global Investors, L.P.,
                                            its general partner

                                      By:   JPMP Capital Corp.,
                                            Its general partner

                                      By: /s/ Rodney A. Ferguson
                                            Name:  Rodney A. Ferguson
                                            Title: Managing Director


                                      J.P. MORGAN PARTNERS GLOBAL INVESTORS A,
                                      L.P.

                                      By:   JPMP Global Investors, L.P.,
                                            its general partner

                                      By:   JPMP Capital Corp.,
                                            Its general partner

                                      By: /s/ Rodney A. Ferguson
                                            Name:  Rodney A. Ferguson
                                            Title: Managing Director


                                      J.P. MORGAN PARTNERS GLOBAL INVESTORS
                                      (CAYMAN) II, L.P.

                                      By:   JPMP Global Investors, L.P.,
                                            its general partner

                                      By:   JPMP Capital Corp.,
                                            Its general partner

                                      By: /s/ Rodney A. Ferguson
                                            Name:  Rodney A. Ferguson
                                            Title: Managing Director

                                      BAKER/TISCH INVESTMENTS, L.P.

                                      By:   Baker/Tisch Capital, L.P.,
                                            its general partner

                                      By:   Baker/Tisch Capital (GP), LLC,
                                            its general partner

                                      By: /s/ Felix Baker
                                            Name: Felix Baker, Ph.D.
                                            Title: Managing Member


                                      BAKER BROS. INVESTMENTS, L.P.

                                      By:   Baker Bros. Capital, L.P.,
                                            its general partner

                                      By:   Baker Bros. Capital (GP), LLC,
                                            its general partner

                                      By: /s/ Felix Baker
                                            Name: Felix Baker, Ph.D.
                                            Title: Managing Member


                                      BAKER BROS. INVESTMENTS II, L.P.

                                      By:   Baker Bros. Capital, L.P.,
                                            its general partner

                                      By:   Baker Bros. Capital (GP), LLC,
                                            its general partner

                                      By: /s/ Felix Baker
                                            Name:  Felix Baker, Ph.D.
                                            Title:  Managing Member

                                      BAKER BIOTECH FUND I, L.P.

                                      By:   Baker Biotech Capital, L.P.,
                                            its general partner

                                      By:   Baker Biotech Capital (GP), LLC,
                                            its general partner

                                      By: /s/ Felix Baker
                                            Name:  Felix Baker, Ph.D.
                                            Title:  Managing Member


                                      BAKER BIOTECH FUND II, L.P.

                                      By:   Baker Biotech Capital II, L.P.,
                                            its general partner

                                      By:   Baker Biotech Capital II (GP), LLC,
                                            is general partner

                                      By: /s/ Felix Baker
                                            Name:  Felix Baker, Ph.D.
                                            Title:  Managing Member


                                      BAKER BIOTECH FUND II (Z), L.P.

                                      By:   Baker Biotech Capital II, L.P.,
                                            its general partner

                                      By:   Baker Biotech Capital II (GP), LLC,
                                            is general partner

                                      By: /s/ Felix Baker
                                            Name:  Felix Baker, Ph.D.
                                            Title:  Managing Member

                                   SCHEDULE I

                                                NUMBER OF PREFERRED     NUMBER OF          AGGREGATE
          NAME AND ADDRESS                            SHARES            WARRANTS        PRICE OF SHARES
--------------------------------------------------------------------------------------------------------
J.P. Morgan Partners (BHCA), L.P.                    512,031             640,039       $   12,800,775.00
1221 Avenue of the Americas
New York, NY  10020
Attention:  Official Notices Clerk
(fbo Srinivas Akkaraju)

with a copy to:

O'Melveny & Myers LLP
30 Rockefeller Plaza
New York, NY  10112
Telephone:  (212) 408-2400
Telecopier: (212) 408-2420
Attention:  Phillip Isom, Esq.
--------------------------------------------------------------------------------------------------------
J.P. Morgan Partners Global Investors, L.P.           81,137             101,421       $    2,028,425.00
c/o JPMP Global Investors, L.P.
c/o J.P. Morgan Partners, LLC
1221 Avenue of the Americas
New York, NY  10020
Attention:  Official Notices Clerk
(fbo Srinivas Akkaraju)

with a copy to:

O'Melveny & Myers LLP
30 Rockefeller Plaza
New York, NY  10112
Telephone:  (212) 408-2400
Telecopier: (212) 408-2420
Attention:  Phillip Isom, Esq.
--------------------------------------------------------------------------------------------------------

                                                NUMBER OF PREFERRED     NUMBER OF          AGGREGATE
          NAME AND ADDRESS                            SHARES            WARRANTS        PRICE OF SHARES
--------------------------------------------------------------------------------------------------------
J.P. Morgan Partners Global Investors
(Cayman), L.P.                                        41,182              51,478       $    1,029,550.00
c/o JPMP Global Investors, L.P.
c/o J.P. Morgan Partners, LLC
1221 Avenue of the Americas
New York, NY  10020
Attention:  Official Notices Clerk
(fbo Srinivas Akkaraju)

with a copy to:

O'Melveny & Myers LLP
30 Rockefeller Plaza
New York, NY  10112
Telephone:  (212) 408-2400
Telecopier: (212) 408-2420
Attention:  Phillip Isom, Esq.
--------------------------------------------------------------------------------------------------------
J.P. Morgan Partners Global Investors A, L.P.         11,061              13,826       $      276,525.00
c/o JPMP Global Investors, L.P.
c/o J.P. Morgan Partners, LLC
1221 Avenue of the Americas
New York, NY  10020
Attention:  Official Notices Clerk
(fbo Srinivas Akkaraju)

with a copy to:

O'Melveny & Myers LLP
30 Rockefeller Plaza
New York, NY  10112
Telephone:  (212) 408-2400
Telecopier: (212) 408-2420
Attention:  Phillip Isom, Esq.
--------------------------------------------------------------------------------------------------------

                                                NUMBER OF PREFERRED     NUMBER OF          AGGREGATE
          NAME AND ADDRESS                            SHARES            WARRANTS        PRICE OF SHARES
--------------------------------------------------------------------------------------------------------
J.P. Morgan Partners Global Investors
(Cayman) II, L.P.                                      4,589               5,736       $      114,725.00
c/o JPMP Global Investors, L.P.
c/o J.P. Morgan Partners, LLC
1221 Avenue of the Americas
New York, NY  10020
Attention:  Official Notices Clerk
(fbo Srinivas Akkaraju)

with a copy to:

O'Melveny & Myers LLP
30 Rockefeller Plaza
New York, NY  10112
Telephone:  (212) 408-2400
Telecopier: (212) 408-2420
Attention:  Phillip Isom, Esq.
--------------------------------------------------------------------------------------------------------
Baker/Tisch Investments, L.P.                         39,650              49,563       $         991,250
667 Madison Avenue, 17th Floor
New York, New York 10021
Facsimile:  (212) 521-2245
Attention:  Felix Baker

with a copy to:

Baker Brothers Investments
667 Madison Avenue, 17th Floor
New York, New York 10021
Facsimile:  (212) 521-2245
Attention:  Leo Kirby
--------------------------------------------------------------------------------------------------------
Baker Bros. Investments, L.P.                         26,780              33,475       $         669,500
667 Madison Avenue, 17th Floor
New York, New York 10021
Facsimile:  (212) 521-2245
Attention:  Felix Baker

with a copy to:

Baker Brothers Investments
667 Madison Avenue, 17th Floor
New York, New York 10021
Facsimile:  (212) 521-2245
Attention:  Leo Kirby
--------------------------------------------------------------------------------------------------------

                                                NUMBER OF PREFERRED     NUMBER OF          AGGREGATE
          NAME AND ADDRESS                            SHARES            WARRANTS        PRICE OF SHARES
--------------------------------------------------------------------------------------------------------
Baker Bros. Investments II, L.P.                      27,625              34,531       $         690,625
667 Madison Avenue, 17th Floor
New York, New York 10021
Facsimile:  (212) 521-2245
Attention:  Felix Baker

with a copy to:

Baker Brothers Investments
667 Madison Avenue, 17th Floor
New York, New York 10021
Facsimile:  (212) 521-2245
Attention:  Leo Kirby
--------------------------------------------------------------------------------------------------------
Baker Biotech Fund I, L.P.                           271,830             339,788       $       6,795,750
667 Madison Avenue, 17th Floor
New York, New York 10021
Facsimile:  (212) 521-2245
Attention:  Felix Baker

with a copy to:

Baker Brothers Investments
667 Madison Avenue, 17th Floor
New York, New York 10021
Facsimile:  (212) 521-2245
Attention:  Leo Kirby
--------------------------------------------------------------------------------------------------------
Baker Biotech Fund II, L.P.                          249,730             312,162       $       6,243,250
667 Madison Avenue, 17th Floor
New York, New York 10021
Facsimile:  (212) 521-2245
Attention:  Felix Baker

with a copy to:

Baker Brothers Investments
667 Madison Avenue, 17th Floor
New York, New York 10021
Facsimile:  (212) 521-2245
Attention:  Leo Kirby
--------------------------------------------------------------------------------------------------------

                                                NUMBER OF PREFERRED     NUMBER OF          AGGREGATE
          NAME AND ADDRESS                            SHARES            WARRANTS        PRICE OF SHARES
--------------------------------------------------------------------------------------------------------
Baker Biotech Fund II (Z), L.P.                       34,385              42,981       $         859,625
667 Madison Avenue, 17th Floor
New York, New York 10021
Facsimile:  (212) 521-2245
Attention:  Felix Baker

with a copy to:

Baker Brothers Investments
667 Madison Avenue, 17th Floor
New York, New York 10021
Facsimile:  (212) 521-2245
Attention:  Leo Kirby
--------------------------------------------------------------------------------------------------------
BAVP, L.P.                                           100,000             125,000       $       2,500,000
c/o BA Venture Partners
950 Tower Lane
Suite 700
Foster City, CA  94404
Attention:  Louis C. Bock
--------------------------------------------------------------------------------------------------------
Delphi Ventures VI, L.P./1/                          200,000             250,000       $       5,000,000
c/o Delphi Ventures
3000 Sand Hill Rd.
Bldg. 1, Ste. 135
Menlo Park, CA 94025
(650) 854-9650
(650) 854-2961 fax
Attention: Deepa Pakianathan
--------------------------------------------------------------------------------------------------------
Delphi BioInvestments VI, L.P.
c/o Delphi Ventures
3000 Sand Hill Rd.
Bldg. 1, Ste. 135
Menlo Park, CA 94025
(650) 854-9650
(650) 854-2961 fax
Attention: Deepa Pakianathan
--------------------------------------------------------------------------------------------------------

----------
/1/ Prior to Closing, a portion of the shares of Preferred Stock and Warrants being purchased by Delphi Ventures VI, L.P. will be allocated to Delphi BioInvestments VI, L.P.

                                                NUMBER OF PREFERRED     NUMBER OF          AGGREGATE
          NAME AND ADDRESS                            SHARES            WARRANTS        PRICE OF SHARES
--------------------------------------------------------------------------------------------------------
T. Rowe Price Health Sciences Fund, Inc.              40,000              50,000       $       1,000,000
c/o T. Rowe Price Associates, Inc.
100 E. Pratt Street
Baltimore, MD 21202
Facsimile:  410-539-8471
Attention: Bonnie Maher

with a copy to:

Darrell N. Braman
Associate Legal Counsel
100 E. Pratt Street
Baltimore, MD 21202
Facsimile:  410-539-8471
Facsimile:  410-345-6575
--------------------------------------------------------------------------------------------------------
Total                                              1,640,000           2,050,000       $      41,000,000
--------------------------------------------------------------------------------------------------------